[SMITH BREEDEN MUTUAL FUNDS LOGO APPEARS HERE]



                                 ANNUAL REPORTS



                          SMITH BREEDEN SHORT DURATION
                             U.S. GOVERNMENT FUND


                       SMITH BREEDEN INTERMEDIATE DURATION
                             U.S. GOVERNMENT FUND


                 SMITH BREEDEN U.S. EQUITY MARKET PLUS(R) FUND


                                 MARCH 31, 2000

                 [SMITH BREEDEN MUTUAL FUNDS LOGO APPEARS HERE]


Dear Fellow Shareholder:

We are pleased to present to you the attached annual report for the Smith Breeden Funds for the year ending March 31, 2000, our eighth year of operation.


As the Smith Breeden Funds and our shareholder base have grown, we have endeavored to provide shareholders with more and better products and services. Consistent with this desire, and in order to better position the Smith Breeden Funds for the future, we are entering into a relationship (subject to shareholder approval) with The Managers Funds LLC ("Managers"). As part of this proposed agreement, Managers would become manager to the three Smith Breeden mutual funds and Smith Breeden Associates would be hired as the sub-advisor for each. You will soon receive a proxy statement that explains the details of the proposal.

Managers manages and distributes two mutual fund families, The Managers Funds and Managers AMG Funds. Organized in 1983, The Managers Funds family is a $3.1 billion no-load mutual fund complex with ten funds and approximately 125,000 shareholders. Using a proprietary selection process, Managers searches for and selects investment advisors to serve as sub-advisors of the funds it sponsors. Once chosen, the sub-advisors are subject to ongoing monitoring by Managers' research team. In addition, Managers manages and distributes Managers AMG Funds, a $250 million fund family whose sub-advisors are affiliates of its parent company, Affiliated Managers Group, Inc. ("AMG").

Both Managers and AMG are fine organizations which share our philosophy of bringing institutional money management expertise to retail investors on a no-load basis. The partnership is attractive to us because it will provide Smith Breeden Funds' shareholders with a combination of high quality investment management and client service. Smith Breeden will be able to focus on its strength -- portfolio management. Fund shareholders will experience no change in this area, as the same individuals at Smith Breeden will continue to manage the investment portfolio of each of the three Smith Breeden funds. Managers, with greater experience and resources devoted to the mutual fund business, is better able to service your day-to-day operational account and investment needs. Smith Breeden Funds' shareholders will benefit from access to more extensive products and services, as well as the higher level of customer service and technology offered by Managers. For example, Managers is developing products to assist customers with asset allocation decisions and expects to make internet access available to account holders by year-end. We encourage you to visit the Managers' web site at www.managersfunds.com to learn more about the organization.

Thank you for the trust you have placed in the Smith Breeden Funds. We look forward to the continuing opportunity to provide for your investing needs. For more information, please call us at (800) 221-3138 or visit Smith Breeden's web site at www.smithbreeden.com.

Sincerely,

/s/ Douglas T. Breeden                  /s/ Michael J. Giarla
----------------------                  ---------------------
Douglas T. Breeden                      Michael J. Giarla
Chairman                                President
Smith Breeden Mutual Funds              Smith Breeden Mutual Funds

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
MARKET OVERVIEW


FIXED INCOME MARKETS

     The Federal Reserve raised interest rates 0.75% during the twelve months ended March 31, 2000. Since March 31, 2000, the Fed has raised rates another 1.00% in a continuing effort to slow economic growth and the risk of inflation. At the outset of this year, Treasury yields were at their highest point of the previous twelve months, with the 30-year bond yield as high as 6.75%, and the two-year note approaching 6.40%. Since that time, the Treasury yield curve has flattened substantially, and yield relationships at the long end of the curve are inverted. At March 31, 2000, the yield on two-year Treasurys was 6.48%, the five-year Treasury was at 6.32%, and the 30-year Treasury was 5.84%. Factors contributing to this decline in long-term Treasury rates include: 1) reduced demand for long-term credit, due to the expectation that the Federal Reserve's campaign to slow economic growth will be successful, and 2) market fear of declining supply of long-term Treasurys, as Federal surpluses mount and the Treasury reduces the public debt.

     The twelve months ended March 31, 2000 were a quite unusual period in the annals of the government securities markets, in that the yield spreads of asset classes with identical credit risk and similar trading liquidity widened quite substantially. GNMA and FNMA mortgage security par yields increased by 1.1% to 1.3%, while the yield on ten-year Treasury securities increased only 0.8%. The widening in this differential had less to do with the fundamental value of the securities and more to do with the perceived possible shortage of Treasury securities, as discussed above.

     Mortgage securities performed well relative to other high-grade debt during the year. Rising mortgage rates reduced refinancing opportunities, making mortgage cashflows more stable. Mortgage rate volatility fell also, which helps mortgage security returns.


EQUITY MARKETS

     For the first time in history, the S&P 500 earned more than 20% for four consecutive years with a return of 21.04% in 1999. While returns in excess of 20% are excellent, the technology heavy NASDAQ far surpassed that with an 86.13% return. Clearly, technology dominated in 1999. In fact, the technology sector of the S&P 500 returned 74%, and if that sector is excluded from the S&P 500, the return drops to 8%. This points out a major factor about the equity markets in 1999 -- there was a great divergence in performance of stocks and sectors of stocks. In general, prices soared for most technology-related stocks, but most other issues had an undistinguished showing with almost 60% of the stocks on the New York Stock Exchange falling in price in 1999.

     Sector, group and stock selection mattered more in 1999 than perhaps at any other time in the past 30 years. It is certainly evident why technology dominated in 1998 and 1999. The new economy structured around the Internet is powered by technology and, secondarily, technology provided the productivity gains that have held inflation in check. Moreover, the under performance of the broad market during the past two years can probably be attributed primarily to:
1) the predominantly disinflationary climate, where rising interest rates serve to control inflation but restrain earnings growth, and (2) the momentum generated by investors primarily motivated by the prospects for growth in technology, especially Internet-related companies, but less interested in the actual profits.

     Indeed, during 1999 investors seemed to discard historical investment concepts of earnings growth and price earnings multiples and focus instead on sales growth. At the end of 1999, the resulting valuations had the top 20% of the S&P 500 stocks priced at over 75 times earnings while the other 80% was trading at around 14 times. This new market environment was also reflected by the fact that during 1999, as reported by Morningstar, investors redeemed over $50 billion in value fund assets and poured over $100 billion into tech-oriented growth stock funds. As 1999 closed, there was general agreement that although the technology sector might continue to boom for some time, the unprecedented valuations had priced success into virtually every technology stock and could not be sustained in the long run. It is interesting to note that the highly touted Y2K concerns seemed to have had minimal effects on the market, if any.

     The two-tiered market continued into the first quarter of 2000 with the NASDAQ up 12.41%, the S&P 500 up 2.29%, and the Dow Jones Industrial Average down 4.65% at the end of March. In addition, the performance of the U.S. economy continued to be exceptionally strong, fueled by consumer spending and productivity gains. During this quarter, the general level of market interest rates did not change significantly, but a shift in underlying factors resulted in a flatter Treasury yield curve and substantially wider spreads on high quality fixed-income securities. However, the Federal Reserve revealed its intention to pursue a more aggressive policy to reign in growth, which intensified market skittishness and clouded the outlook for some sectors, such as new economy issues and interest-sensitive stocks.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
PERFORMANCE REVIEW

     The Smith Breeden Short Duration U.S. Government Fund returned 2.75% in the year ending March 31, 2000. The Fund's benchmark, the six-month U.S. Treasury Bill, returned 4.97% over the same period as measured by Merrill Lynch. The Graph below shows the Fund's return versus both its benchmark and the average return of the mutual funds in Morningstar's Ultrashort Bond Fund category.

                            [BAR CHART APPEARS HERE]



(1) Fund returns are net of fees and sales charges. Index returns are market returns without deduction of fees or rebalancing


              Past performance is no guarantee of future results.


                                               AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS

                                                     ENDING MARCH 31, 2000
                                             -------------------------------------    FINAL VALUE OF
                                                                   SINCE INCEPTION  $10,000 INVESTMENT
                                               1 YEAR    5 YEARS      (3/31/92)     (SINCE INCEPTION)
                                             ---------- --------- ---------------- -------------------
Smith Breeden Short Duration U.S. Government
 Fund ......................................     2.75%     5.06%         5.15%           $14,943
Six Month T-Bill ...........................     4.97%     5.44%         4.95%            14,717
Morningstar Avg. Ultrashort Bond Fund ......     4.75%     5.66%         5.22%            15,021

     The Short Duration Fund earns incremental return mostly by purchasing liquid, high credit-quality mortgage and U.S. Agency securities at higher yields than Treasury securities and using Treasury securities as hedges to maintain the low interest-rate risk of the Fund. The incremental return, in general, comes from the higher yield of the mortgage and Agency securities, but it can be higher or lower depending on how these securities' yields change relative to Treasurys. If the market yields of mortgage-backed securities narrow relative to Treasury yields, the Fund earns additional profit; if they widen, the Fund's return is lower. During the past year, a 0.3% to 0.5% widening in yield spreads was the primary factor in the Fund's return shortfall as compared to the benchmark six-month Treasury bill.

     GNMA securities performed better than FNMA and FHLMC securities for the year, due to recent concerns about the status of FNMA's and FHLMC's relationship with the Federal government. Through the Fund's substantial positions in GNMAs we were able to take advantage of their recent strong relative performance.

     While the supply concerns about Treasurys have reduced the Fund's recent returns, the current yield advantage of the mortgage and Agency markets would appear to offer generous compensation for bearing the uncertainty of future Treasury supply. The Fund is positioned to profit as the Treasury market returns to equilibrium relative to allied markets, although the spread between the Fund's holding and Treasury securities may widen if the yield curve inverts further, if equity market volatility increases, or if general demand for liquidity increases in the fixed income markets.

     At times during the past, the Fund has used hedge instruments other than Treasury securities (such as interest-rate swaps) that reduce the Fund's exposure to mortgage/Treasury spread movements. As mortgage/ Treasury spreads widened during the year, the Fund shifted the hedges to mostly Treasury securities. If the recent volatility of mortgage/Treasury spreads continues, the volatility of the Fund's returns relative to its benchmark may be greater than it has been in the past.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         MARCH 31, 2000

                                                                                             MARKET
 FACE AMOUNT    SECURITY                                                                     VALUE
-------------   ----------------------------------------------------------------------   -------------
                U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 141.2%
                FREDDIE MAC -- 18.7%
                Fixed-rate (1)
$  967,214      Gold 6.50%, due 7/1/29 ...............................................   $  908,495
 3,600,000      Gold 7.50%, 30 Year, due date to be announced ........................    3,540,366
 2,091,774      Gold 8.50%, due 5/1/25 to 12/1/25 ....................................    2,136,748
                Discount Notes
    50,000      5.09%, due 6/2/00 (2), (3) ...........................................       49,503
                                                                                         ----------
                                                                                          6,635,112
                                                                                         ----------
                FANNIE MAE -- 65.3%
                Interest-only strip (1)
   667,521      9.00%, due 12/15/16 ..................................................      191,209
                Fixed-rate (1)
 1,500,000      6.50%, 30 Year, due date to be announced .............................    1,406,245
 5,000,000      6.50%, due 4/29/09, callable 4/2/02 ..................................    4,652,975
10,000,000      7.00%, 30 Year, due date to be announced .............................    9,603,120
                Delegated Underwriting Servicing (DUS) (1)
 4,806,172      6.01%, due 12/1/08 ...................................................    4,431,359
 1,341,548      6.04%, due 10/1/08 ...................................................    1,237,159
 1,185,176      7.04%, due 12/1/06 ...................................................    1,166,836
                Discount Notes
   130,000      4.83%, due 5/1/00 (2) ................................................      129,476
    25,000      5.09%, due 5/26/00 (2), (3) ..........................................       24,806
   100,000      5.21%, due 6/15/00 (2) ...............................................       98,789
   125,000      5.33%, due 7/21/00 (2), (3) ..........................................      122,718
    50,000      5.41%, due 9/15/00 (2), (3) ..........................................       48,595
   100,000      5.49%, due 8/28/00 (2), (3) ..........................................       97,509
                                                                                         ----------
                                                                                         23,210,796
                                                                                         ----------
                GINNIE MAE -- 57.2%
                Adjustable-rate (1)
 1,406,844      6.375%, due 3/20/21 to 4/20/24 .......................................    1,417,956
 3,919,216      6.75%, due 7/20/17 to 9/20/22 ........................................    3,942,265
                Fixed-rate (1)
12,052,348      7.00%, due 3/15/27 to 10/15/28 .......................................   11,682,114
 2,900,000      8.00%, 30 Year, due date to be announced .............................    2,931,711
   328,420      9.50%, due 7/15/09 to 12/15/17 .......................................      345,296
                                                                                         ----------
                                                                                         20,319,342
                                                                                         ----------
                TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                (COST $51,418,180)....................................................   50,165,250
                                                                                         ----------
                COMMERCIAL MORTGAGE-BACKED SECURITIES -- 7.9%
 3,000,000      GMAC Commercial Mortgage Securities, 6.42%, due 8/15/08 (1) ..........    2,794,808
                                                                                         ----------
                TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                (COST $2,848,571).....................................................    2,794,808
                                                                                         ----------
    SHARES
----------
                PREFERRED STOCK -- 7.2%
     3,300      Home Ownership Funding Corporation (6)                                    2,579,082
                                                                                         ----------
                TOTAL PREFERRED STOCK (COST $2,768,370)...............................    2,579,082
                                                                                         ----------

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             MARCH 31, 2000




                                                                                             MARKET
 NOTIONAL AMOUNT    SECURITY                                                                 VALUE
-----------------   -----------------------------------------------------------------   ---------------
                    THREE MONTH LIBOR INTEREST RATE SWAP CONTRACTS -- 0.2%
  $  20,000,000     Contract dated 8/31/93 with Salomon Swapco, .....................
                    Expires 8/31/00, pay fixed rate 5.34% ...........................    $     89,770
                                                                                         ------------
                    TOTAL THREE MONTH LIBOR INTEREST RATE SWAP CONTRACTS
                    (COST $0)........................................................          89,770
                                                                                         ------------
                    THREE MONTH LIBOR INTEREST RATE CAP CONTRACTS -- 1.3%
     50,000,000     Contract with Salomon Swapco, Expires 4/23/03,
                    Strike rate 7.50% ...............................................         450,500
                                                                                         ------------
                    TOTAL THREE MONTH LIBOR INTEREST RATE CAP CONTRACTS
                    (COST $1,083,307)................................................         450,500
                                                                                         ------------
                    TOTAL INVESTMENTS -- 157.8% (COST $58,118,428)...................      56,079,410
                                                                                         ------------
   FACE AMOUNT      REVERSE REPURCHASE AGREEMENTS -- (16.2%)
  -------------
     (1,000,000)    Merrill Lynch 6.20%, due 4/5/00 dated 3/29/00 (4) ...............      (1,000,000)
     (4,755,000)    Merrill Lynch 6.15%, due 4/5/00 dated 3/29/00 (4) ...............      (4,755,000)
                                                                                         ------------
                       TOTAL REVERSE REPURCHASE AGREEMENTS
                    (PROCEEDS $5,755,000)............................................      (5,755,000)
                                                                                         ------------
                    FORWARD SALES -- (27.2%)
    (10,000,000)    Ginnie Mae 7.00% 30 Year, due date to be announced (5) ..........      (9,668,750)
                                                                                         ------------
                    TOTAL FORWARD SALES (PROCEEDS $9,657,812)........................      (9,668,750)
                                                                                         ------------
                    LIABILITIES LESS CASH AND OTHER ASSETS -- (14.4%) ...............      (5,115,443)
                                                                                         ------------
                    NET ASSETS -- 100.0% ............................................    $ 35,540,217
                                                                                         ============

---------
(1) Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. Adjustable-rate mortgages have coupon rates that adjust periodically. The interest rate shown is the rate in effect at March 31, 2000. The adjusted rate is determined by adding a spread to a specified index.

(2) The interest rate shown for discount notes is the effective yield at the time of purchase by the Fund.

(3) Security is held as collateral by Carr Futures, Inc.

(4) Reverse repurchase agreements are collateralized by $1,073,185 face of Ginnie Mae 7% due 6/15/2028 and $5,000,000 face of Fannie Mae 6.50% due 4/29/2009. Market value is $1,030,928 and $4,652,975, respectively.

(5) The forward sale position represents the unsettled sale of securities held by the Fund.

(6) Security is exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Such securities represented 7.2% of net assets as of March 31, 2000.


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             MARCH 31, 2000



ASSETS
  Investments at market value (identified cost $58,118,428) (Note 1)......................  $  56,079,410
  Cash ...................................................................................        993,217
  Receivables:
   Securities sold .......................................................................     18,023,185
   Interest ..............................................................................        342,121
   Subscriptions .........................................................................        129,505
  Other assets ...........................................................................         27,825
                                                                                            -------------
   TOTAL ASSETS ..........................................................................     75,595,263
                                                                                            -------------
LIABILITIES
  Reverse repurchase agreement (proceeds $5,755,000) (Note 1).............................      5,755,000
  Forward sales at market value (proceeds $9,657,812) (Note 1)............................      9,668,750
  Payables:
   Securities purchased ..................................................................     24,451,128
   Redemptions ...........................................................................         89,873
   Variation margin on futures contracts (Note 2) ........................................         50,856
  Due to Advisor, net (Note 3) ...........................................................          9,114
  Accrued expenses .......................................................................         30,325
                                                                                            -------------
   TOTAL LIABILITIES .....................................................................     40,055,046
                                                                                            -------------
NET ASSETS
  (Applicable to outstanding shares of 3,688,017 unlimited number of shares of beneficial interest authorized; no stated par) ...................................................  $  35,540,217
                                                                                            =============
  Net asset value, offering price and redemption price per share ($35,540,217
   (divided by) 3,688,017)                                                                  $        9.64
                                                                                            =============
SOURCE OF NET ASSETS
  Paid in capital ........................................................................  $  41,474,322
  Overdistributed net investment income ..................................................       (384,434)
  Accumulated net realized loss on investments, forward sales, futures contracts and interest
   rate swaps ............................................................................     (3,195,791)
  Net unrealized depreciation of investments, forward sales, interest rate swaps and interest
   rate caps .............................................................................     (2,049,956)
  Net unrealized depreciation of futures contracts .......................................       (303,924)
                                                                                            -------------
   NET ASSETS ............................................................................  $  35,540,217
                                                                                            =============



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000


INVESTMENT INCOME
 Interest income, net of amortization and accretion (net of interest expense $350,074)      $  3,393,525
  (Note 1)
 Dividend income .........................................................................       219,962
                                                                                            ------------
   TOTAL INVESTMENT INCOME ...............................................................     3,613,487
EXPENSES
 Advisory fees (Note 3) ..................................................................       374,112
 Trustees fees and expenses ..............................................................        47,090
 Accounting and pricing services fees ....................................................        44,949
 Custodian fees ..........................................................................        29,252
 Registration fees .......................................................................        25,000
 Transfer agent fees .....................................................................        20,892
 Audit and tax preparation fees ..........................................................        11,673
 Legal fees ..............................................................................        10,022
 Other ...................................................................................         9,545
                                                                                            ------------
   TOTAL EXPENSES BEFORE REIMBURSEMENT ...................................................       572,535
   Expenses reimbursed by Advisor (Note 3) ...............................................      (155,667)
                                                                                            ------------
   NET EXPENSES ..........................................................................       416,868
                                                                                            ------------
   NET INVESTMENT INCOME .................................................................     3,196,619
                                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized loss on investments and forward sales ......................................    (1,841,440)
 Net realized gain on futures contracts ..................................................     1,602,725
 Net realized loss on interest rate swaps ................................................    (1,328,525)
 Change in unrealized depreciation of investments ........................................    (1,540,473)
 Change in unrealized depreciation of futures contracts. .................................      (187,381)
 Change in unrealized appreciation of interest rate swaps and caps .......................     1,805,703
                                                                                            ------------
 Net realized and unrealized loss on investments and futures contracts ...................    (1,489,391)
                                                                                            ------------
 Net increase in net assets resulting from operations ....................................  $  1,707,228
                                                                                            ============



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS



                                                                                      YEAR ENDED       YEAR ENDED
                                                                                    MARCH 31, 2000   MARCH 31, 1999
                                                                                   ---------------- ---------------
OPERATIONS
  Net investment income ..........................................................  $   3,196,619    $   3,470,553
  Net realized gain (loss) on investments, futures contracts and interest rate
   swaps .........................................................................     (1,567,240)       1,074,357
  Change in unrealized appreciation (depreciation) of investments, futures
   contracts, interest rate swaps and caps. ......................................         77,849       (1,229,582)
                                                                                    -------------    -------------
  Net increase in net assets resulting from operations ...........................      1,707,228        3,315,328
                                                                                    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income ...........................................     (3,117,768)      (3,302,565)
                                                                                    -------------    -------------
  Total distributions ............................................................     (3,117,768)      (3,302,565)
                                                                                    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  Shares sold ....................................................................     45,705,401       45,691,681
  Shares issued on reinvestment of distributions .................................      2,856,393        1,845,880
  Shares redeemed ................................................................    (72,418,486)     (65,170,730)
                                                                                    -------------    -------------
  Decrease in net assets resulting from capital share transactions (a) ...........    (23,856,692)     (17,633,169)
                                                                                    -------------    -------------
   TOTAL DECREASE IN NET ASSETS ..................................................    (25,267,232)     (17,620,406)
NET ASSETS
  Beginning of period ............................................................     60,807,449       78,427,855
                                                                                    -------------    -------------
  End of period ..................................................................  $  35,540,217    $  60,807,449
                                                                                    =============    =============
(a) Transactions in capital shares were as follows:
  Shares sold ....................................................................      4,672,634        4,622,012
  Shares issued on reinvestment of distributions .................................        292,708          186,844
  Shares redeemed ................................................................     (7,397,351)      (6,593,289)
                                                                                    -------------    -------------
  Net decrease ...................................................................     (2,432,009)      (1,784,433)
  Beginning balance ..............................................................      6,120,026        7,904,459
                                                                                    -------------    -------------
  Ending balance .................................................................      3,688,017        6,120,026
                                                                                    =============    =============



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.

For a share outstanding throughout the periods.



                                         YEAR             YEAR             YEAR             YEAR             YEAR
                                         ENDED            ENDED            ENDED            ENDED           ENDED
                                    MARCH 31, 2000   MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1996
                                   ---------------- ---------------- ---------------- ---------------- ---------------
NET ASSET VALUE, BEGINNING OF
  PERIOD .........................  $      9.94       $     9.92       $     9.83       $      9.74     $      9.90
                                     ----------       ----------       ----------       -----------     ------------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment income ..........        0.537            0.451            0.484             0.476           0.621
  Net realized and unrealized
   gain (loss) on investments ....       (0.272)           0.016            0.114             0.146          (0.148)
                                     -----------      -----------      -----------      ------------    ------------
  Total from investment
   operations ....................        0.265            0.467            0.598             0.622           0.473
                                     -----------      -----------      -----------      ------------    ------------
  LESS DISTRIBUTIONS
  Dividends from net
   investment income .............       (0.565)          (0.447)          (0.508)           (0.476)         (0.621)
  Dividends in excess of
   investment income .............           --               --               --            (0.056)         (0.012)
                                     -----------      -----------      -----------      ------------    ------------
   Total distributions ...........       (0.565)          (0.447)          (0.508)           (0.532)         (0.633)
                                     -----------      -----------      -----------      ------------    ------------
NET ASSET VALUE, END OF
  PERIOD .........................  $      9.64       $     9.94       $     9.92       $      9.83     $      9.74
                                     -----------      -----------      -----------      ------------    ------------
TOTAL RETURN .....................         2.75%            4.83%            6.24%             6.57%           4.95%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period ......  $35,540,217      $60,807,449      $78,427,855      $118,988,609    $221,825,136
  Ratio of net expenses to
   average net assets ............         0.78%            0.78%            0.78%             0.78%           0.78%
  Ratio of net investment
   income to average net
   assets ........................         6.01%            4.78%            5.28%             5.04%           6.29%
  Portfolio turnover rate ........          268%             298%             626%              556%            225%
  Ratio of net expenses to
   average net assets before
   reimbursement of
   expenses by the Advisor .......         1.07%            1.00%            1.00%             0.93%           0.93%
  Ratio of net investment
   income to average net
   assets before
   reimbursement of
   expenses by the Advisor .......         5.72%            4.56%            5.06%             4.90%           6.13%

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
Smith Breeden Short Duration U.S. Government Fund of the Smith Breeden Series
Fund:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Short Duration U.S. Government Fund of the Smith Breeden Series Fund (the "Fund"), as of March 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Breeden Short Duration U.S. Government Fund of the Smith Breeden Series Fund as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 12, 2000

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
PERFORMANCE REVIEW

     The Smith Breeden Intermediate Duration U.S. Government Fund returned 0.40% in the year ending March 31, 2000. The Salomon-Smith Barney Mortgage Index, the Fund's benchmark returned 2.29%. The average Government Mortgage Fund, as tracked by Morningstar, returned 2.27% over the same period.


                            [BAR CHART APPEARS HERE]



(1) Fund returns are net of fees and sales charges. Index returns are market returns without deduction of fees or rebalancing transaction costs.

(2) 5-Year Treasury Note to 12/31/93 and the Salomon Smith Barney Mortgage Index ("SBMI") to 3/31/00. The fund changed its investment objective 1/1/94.


               Past performance is no guarantee of future results


                                                       AVERAGE ANNUAL TOTAL RETURNS FOR
                                                         PERIODS ENDING MARCH 31, 2000
                                                      -----------------------------------    FINAL VALUE OF
                                                                          SINCE INCEPTION  $10,000 INVESTMENT
                                                       1 YEAR   5 YEARS      (3/31/92)     (SINCE INCEPTION)
                                                      -------- --------- ---------------- -------------------
Smith Breeden Intermediate Duration U.S. Government
 Fund ...............................................    .40%     6.41%         7.11%           $17,322
SBMI/5-Year U.S. Treasury (2) .......................   2.29%     7.13%         7.22%            17,473
Morningstar Avg. Government Mortgage Fund ...........   2.27%     6.39%         6.52%            16,579

     The Intermediate Fund aims to match closely the interest rate risk of the Salomon-Smith Barney Mortgage Index. This index is representative of the universe of fixed-rate agency mortgage-backed securities and has a duration ranging from about two to five years, depending on the overall level of interest rates.

     The Fund is actively managed to take advantage of changes in the difference in yields between agency mortgage-backed securities and U.S. Treasury notes. For most of the prior year, the fund was positioned to benefit from a tightening of this yield differential. The Fund's return for the past twelve months lagged the return on the Salomon-Smith Barney Mortgage Index due to a widening of this differential, particularly in the first three months of this calendar year.

     While the supply concerns about Treasurys have reduced the Fund's recent returns, the current yield advantage of the mortgage and Agency markets would appear to offer generous compensation for bearing the uncertainty of future Treasury supply. The Fund is positioned to profit as the Treasury market returns to equilibrium relative to allied markets, although the spread between the Fund's holding and Treasury securities may widen if the yield curve inverts further, if equity market volatility increases, or if general demand for liquidity increases in the fixed income markets.

     If the recent volatility of mortgage/Treasury spreads continues, the volatility of the Fund's returns relative to its benchmark may be greater than it has been in the past.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         MARCH 31, 2000

                                                                                                    MARKET
 FACE AMOUNT    SECURITY                                                                             VALUE
-------------   ----------------------------------------------------------------------------   ----------------
                U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 129.9%
                FREDDIE MAC -- 26.2%
                Fixed-rate (1)
$4,763,430      Gold 6.00%, due 1/1/29 .....................................................    $   4,342,544
 4,000,000      6.50%, 30 Year, due date to be announced ...................................        3,753,740
                Discount Notes
    50,000      5.15%, due 6/2/00 (2),(3) ..................................................           49,503
                                                                                                -------------
                                                                                                    8,145,787
                FANNIE MAE -- 68.1%
                Interest-only strip (1)
   675,550      6.50%, due 10/15/23 ........................................................          206,313
                Fixed-rate (1)
 1,713,213      6.00%, due 1/1/14 ..........................................................        1,612,401
 2,666,868      6.50%, due 11/1/28 .........................................................        2,503,830
16,500,000      6.50%, 30 Year, due date to be announced ...................................       15,468,699
 1,200,000      7.50%, 30 Year, due date to be announced ...................................        1,179,372
                Discount Notes
   100,000      5.21%, due 6/15/00 (2),(3) .................................................           98,789
   140,000      5.33%, due 7/21/00 (2),(3) .................................................          137,444
                                                                                                -------------
                                                                                                   21,206,848
                                                                                                -------------
                GINNIE MAE -- 35.6% (1)
                Fixed-rate
 5,436,436      7.00%, due 1/15/28 to 6/15/28 ..............................................        5,268,952
 3,775,438      7.50%, due 9/15/28 .........................................................        3,745,239
                Adjustable-rate
   906,013      6.375%, due 3/20/16 to 5/20/21 .............................................          912,598
   817,179      6.75%, due 8/20/17 to 8/20/18 ..............................................          821,904
   338,604      7.125%, due 11/20/17 to 12/20/17 ...........................................          343,635
                                                                                                -------------
                                                                                                   11,092,328
                                                                                                -------------
                TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (COST $41,558,130)...............       40,444,963
                                                                                                -------------
                COMMERCIAL MORTGAGE-BACKED SECURITIES -- 15.0%
 2,000,000      GMAC Commercial Mortgage Securities, 6.42%, due 8/15/08 ....................        1,863,205
 3,000,000      Nomura Asset Securities Corporation Commercial Mortgage Trust, 6.59%, due
                3/17/28 ....................................................................        2,811,612
                                                                                                -------------
                TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                (COST $5,064,327)...........................................................        4,674,817
                                                                                                -------------
                TOTAL INVESTMENTS (COST $46,622,457)--144.9%................................       45,119,780
                                                                                                -------------
                REPURCHASE AGREEMENTS -- 19.3%
 6,000,000      Morgan Stanley Dean Witter, 6.10%, due 4/5/00 dated 3/29/00 (4) ............        6,000,000
                                                                                                -------------
                TOTAL REPURCHASE AGREEMENTS (COST $6,000,000)...............................        6,000,000
                                                                                                -------------
                LIABILITIES LESS CASH AND OTHER ASSETS -- (64.2%) ..........................      (19,981,176)
                                                                                                -------------
                NET ASSETS -- 100.0% .......................................................    $  31,138,604
                                                                                                =============

---------
(1) Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. Adjustable-rate mortgages have coupon rates that adjust periodically. The interest rate shown is the rate in effect at March 31, 2000. The adjusted rate is determined by adding a spread to a specified index.

(2) The interest rate shown for discount notes is the effective yield at the time of purchase by the Fund.

(3) Security is held as collateral by Carr Futures, Inc.

(4) Repurchase agreement is collateralized by $5,998,408 face of Fannie Mae adjustable-rate 7.263% due 12/1/2022. Market value of the collateral is $6,122,455.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             MARCH 31, 2000


ASSETS
 Investments at market value (identified cost $46,622,457) (Note 1)......................  $  45,119,780
 Repurchase Agreements (Cost $6,000,000) (Note 1)........................................      6,000,000
 Cash ...................................................................................        282,303
 Receivables:
   Securities sold ......................................................................     19,878,034
   Interest .............................................................................        189,544
   Subscriptions ........................................................................         41,553
 Prepaid expenses .......................................................................         18,202
                                                                                           -------------
    TOTAL ASSETS ........................................................................     71,529,416
                                                                                           -------------
LIABILITIES
 Payables:
   Securities purchased .................................................................     40,235,952
   Redemptions ..........................................................................         60,440
   Variation margin on futures contracts (Note 2) .......................................         34,563
   Distributions ........................................................................         21,982
 Due to Advisor, net (Note 3) ...........................................................         11,320
 Accrued expenses .......................................................................         26,555
                                                                                           -------------
    TOTAL LIABILITIES ...................................................................     40,390,812
                                                                                           -------------
NET ASSETS
 (Applicable to outstanding shares of 3,323,759 unlimited number of shares of beneficial interest authorized; no stated par) ..................................................  $  31,138,604
                                                                                           =============
 Net asset value, offering price and redemption price per share ($31,138,604 / 3,323,759)  $        9.37
                                                                                           =============
SOURCE OF NET ASSETS
 Paid in capital ........................................................................  $  34,430,881
 Overdistribution of net investment income ..............................................       (139,621)
 Accumulated net realized loss on investments and futures contracts .....................     (1,364,281)
 Net unrealized depreciation of investments .............................................     (1,502,677)
 Net unrealized depreciation of futures contracts .......................................       (285,698)
                                                                                           -------------
    NET ASSETS ..........................................................................  $  31,138,604
                                                                                           =============



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2000


INVESTMENT INCOME
 Interest income, net amortization and accretion (net of interest expense $47,575)
   (Note 1) ..............................................................................  $  3,191,826

EXPENSES
 Advisory fees (Note 3) ..................................................................       340,173
 Accounting and pricing services fees ....................................................        43,377
 Trustees fees and expenses ..............................................................        42,974
 Registration fees .......................................................................        24,366
 Transfer agent fees .....................................................................        20,777
 Custodian fees ..........................................................................        13,170
 Legal fees ..............................................................................        11,611
 Audit & tax preparation fees ............................................................        11,201
 Other ...................................................................................         8,222
                                                                                            ------------
   TOTAL EXPENSES BEFORE REIMBURSEMENT ...................................................       515,871
   Expenses reimbursed by Advisor (Note 3) ...............................................       (88,225)
                                                                                            ------------
   NET EXPENSES ..........................................................................       427,646
                                                                                            ------------
   NET INVESTMENT INCOME .................................................................     2,764,180
                                                                                            ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized loss on investments ........................................................    (1,872,274)
 Net realized gain on futures contracts ..................................................       819,648
 Change in unrealized depreciation of investments ........................................    (1,278,328)
 Change in unrealized depreciation of futures contracts ..................................      (363,052)
                                                                                            ------------
 Net realized and unrealized loss on investments and futures contracts ...................    (2,694,006)
                                                                                            ------------
 Net increase in net assets resulting from operations ....................................  $     70,174
                                                                                            ============



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS



                                                                       YEAR ENDED       YEAR ENDED
                                                                     MARCH 31, 2000   MARCH 31, 1999
                                                                    ---------------- ---------------
OPERATIONS
 Net investment income ............................................  $   2,764,180    $   2,630,169
 Net realized gain (loss) on investments ..........................     (1,052,626)         247,095
 Change in unrealized depreciation of investments .................     (1,641,380)        (209,534)
                                                                     -------------    -------------
 Net increase in net assets resulting from operations .............         70,174        2,667,730
                                                                     -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .............................     (2,764,180)      (2,630,169)
 Distributions in excess of net investment income .................         (5,173)              --
 Distributions from net realized gains on investments .............       (105,706)        (576,411)
                                                                     -------------    -------------
 Total distributions ..............................................     (2,875,059)      (3,206,580)
                                                                     -------------    -------------
CAPITAL SHARE TRANSACTIONS
 Shares sold ......................................................     12,864,608       45,066,774
 Shares issued on reinvestment of distributions ...................      2,713,480        3,096,717
 Shares redeemed ..................................................    (36,760,396)     (31,140,723)
                                                                     -------------    -------------
 Increase (Decrease) in net assets resulting from capital share
   transactions (a) ...............................................    (21,182,308)      17,022,768
                                                                     -------------    -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........................    (23,987,193)      16,483,918
NET ASSETS
 Beginning of period ..............................................     55,125,797       38,641,879
                                                                     -------------    -------------
 End of period ....................................................  $  31,138,604    $  55,125,797
                                                                     =============    =============
(a) Transactions in capital shares were as follows:
 Shares sold ......................................................      1,338,329        4,529,253
 Shares issued on reinvestment of distributions ...................        283,573          311,881
 Shares redeemed ..................................................     (3,858,008)      (3,146,761)
                                                                     -------------    -------------
 Net increase (decrease) ..........................................     (2,236,106)       1,694,373
 Beginning balance ................................................      5,559,865        3,865,492
                                                                     -------------    -------------
 Ending balance ...................................................      3,323,759        5,559,865
                                                                     =============    =============



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


   The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.

     For a share outstanding throughout the periods.



                                        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                      MARCH 31, 2000   MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1996
                                     ---------------- ---------------- ---------------- ---------------- ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD ............................  $      9.91       $    10.00       $     9.73       $    10.01       $     9.83
                                       ----------       ----------       ----------       ----------       ----------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income .............        0.534            0.525            0.590            0.599            0.660
 Net realized and unrealized
   (loss) gain on investments ......       (0.499)           0.030            0.419          ( 0.024)           0.277
                                       -----------      -----------      -----------      -----------      -----------
 Total from investment
   operations ......................        0.035            0.555            1.009            0.575            0.937
                                       -----------      -----------      -----------      -----------      -----------
 LESS DISTRIBUTIONS
 Dividends from net investment
   income ..........................       (0.534)         ( 0.515)         ( 0.561)         ( 0.604)         ( 0.656)
 Dividends in excess of net
   investment income ...............       (0.018)              --               --               --               --
 Distributions from net realized
   gains on investments ............       (0.023)         ( 0.130)         ( 0.178)         ( 0.251)         ( 0.101)
                                       -----------      -----------      -----------      -----------      -----------
   Total distributions .............       (0.575)         ( 0.645)         ( 0.739)         ( 0.855)         ( 0.757)
                                       -----------      -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD .....  $      9.37       $     9.91       $    10.00       $     9.73       $    10.01
                                       -----------      -----------      -----------      -----------      -----------
TOTAL RETURN .......................         0.40%            5.73%           10.65%            5.92%            9.69%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period .........  $31,138,604      $55,125,797      $38,641,879      $37,735,525      $36,446,940
 Ratio of net expenses to
   average net assets ..............         0.88%            0.88%            0.88%            0.88%            0.90%
 Ratio of net investment income
   to average net assets ...........         5.72%            5.25%            5.61%            6.19%            6.49%
 Portfolio turnover rate ...........          455%             423%             583%             409%             193%
 Ratio of expenses to average
   net assets before
   reimbursement of expenses
   by the Advisor ..................         1.06%            1.06%            1.13%            1.16%            1.14%
 Ratio of net investment income
   to average net assets before
   reimbursement of expenses
   by the Advisor ..................         5.54%            5.08%            5.36%            5.92%            6.26%



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
Smith Breeden Intermediate Duration U.S. Government Fund of the Smith Breeden Series Fund:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Intermediate Duration U.S. Government Fund of the Smith Breeden Series Fund (the "Fund"), as of March 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Breeden Intermediate Duration U.S. Government Fund of the Smith Breeden Series Fund as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 12, 2000

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Breeden Series Fund and the Smith Breeden Trust (the "Trusts") are open-end, diversified management investment companies registered under the Investment Company Act of 1940, as amended. The Smith Breeden Series Fund offers shares in two series: the Smith Breeden Short Duration U.S. Government Fund (the "Short Duration Fund") and the Smith Breeden Intermediate Duration U.S. Government Fund (the "Intermediate Duration Fund"). The Smith Breeden Trust offers shares in the Smith Breeden U.S. Equity Market Plus(R) Fund (the "U.S. Equity Market Plus(R) Fund"). The following is a summary of accounting policies consistently followed by the Short Duration Fund, the Intermediate Duration Fund, and the U.S. Equity Market Plus(R) Fund (collectively, the "Funds").

A. SECURITY VALUATION: Portfolio securities, including derivatives, are valued at the current market value provided by a pricing service, or by a bank or broker/dealer experienced in such matters when over-the-counter market quotations are readily available. Securities (including derivatives) for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities which mature in 60 days or less are valued at amortized cost. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

B. REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System with total assets in excess of $500 million, and securities dealers, provided that such banks or dealers meet the credit guidelines of the Funds' Board of Trustees. In a repurchase agreement, a Fund acquires securities from a third party, with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Funds' custodian maintains control or custody of the securities collateralizing the repurchase agreement until maturity. The value of the collateral is monitored daily, and, if necessary, additional collateral is received to ensure that the market value of the collateral remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

C. REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement involves the lending of portfolio assets as collateral, together with an agreement to receive the same assets at a fixed price on an agreed upon date. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid high-grade debt obligations at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

D. DOLLAR ROLL AND REVERSE DOLLAR ROLL AGREEMENTS: A dollar roll is an agreement to sell securities for delivery in the current month and to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. When a Fund invests in a dollar roll, it is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by earnings on the cash proceeds of the initial sale.

A reverse dollar roll is agreement to buy securities for delivery in the current month and to sell substantially similar (same type and coupon) securities on a specified future date, typically at a lower price. During the roll period, the fund receives the principal and interest on the securities purchased in compensation for the cash invested in the transaction.

E. DISTRIBUTIONS AND TAXES: Dividends to shareholders are recorded on the ex-dividend date. Each Fund intends to continue to qualify for and elect the special tax treatment afforded to regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Funds of Federal income taxes. Accordingly, there is no provision for income taxes in the accompanying financial statements. To so qualify, the Funds intend

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


1. SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

to distribute substantially all net investment income and net realized capital gains, if any, less any available capital loss carryforward. The following table summarized the available capital loss carryforwards for each Fund.



                                            CAPITAL LOSS        CAPITAL LOSS       CAPITAL LOSS
                                            CARRYFORWARD        CARRYFORWARD       CARRYFORWARD
FUND                                     EXPIRES 3/31/2004   EXPIRES 3/31/2005   EXPIRES 3/31/2008
--------------------------------------- ------------------- ------------------- ------------------
      Short Duration Fund .............       $658,505            $829,556           $760,963
      Intermediate Duration Fund ......              0                   0                  0
      U.S. Equity Market Plus(R) Fund .              0                   0                  0

F. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND OPERATING EXPENSES: Securities transactions are recorded on the trade date. Interest income is accrued daily, and includes accretion of discount and amortization of premium from the purchase of fixed-income securities. Discounts and premiums on fixed-income securities purchased are amortized over the life of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

Expenses are accrued daily. Common expenses incurred by the Funds are generally based on the ratio of net assets of each Fund to the combined net assets of all Funds. Other expenses are charged to each Fund on a specific identification basis.

G. ACCOUNTING ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. FINANCIAL INSTRUMENTS

A. FUTURES CONTRACTS HELD OR ISSUED FOR PURPOSES OTHER THAN TRADING: The Funds use interest-rate futures contracts for risk management purposes in order to reduce fluctuations in the Funds' net asset values relative to the Funds' targeted option-adjusted durations.

Upon entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
The Short Duration Fund had the following open futures contracts as of March 31, 2000:



                              NUMBER OF                EXPIRATION      UNREALIZED
TYPE                          CONTRACTS   POSITION        MONTH        GAIN/(LOSS)
----                         ----------- ---------- ---------------- --------------
5 Year Treasury ............     129        Short   June 2000          $ (172,015)
10 Year Treasury ...........      58        Short   June 2000            (120,425)
30 Year Treasury ...........      14        Short   June 2000             (50,516)
3 Month Eurodollar .........      23        Short   June 2000               6,721
3 Month Eurodollar .........      21        Short   September 2000          8,056
3 Month Eurodollar .........       6        Short   December 2000           3,673
3 Month Eurodollar .........      11        Long    March 2001             (1,575)
3 Month Eurodollar .........      50        Long    September 2001       (154,438)
3 Month Eurodollar .........      20        Short   June 2002              47,022
3 Month Eurodollar .........      17        Short   March 2003             (3,164)
3 Month Eurodollar .........      20        Short   June 2003              37,160
3 Month Eurodollar .........      20        Short   June 2004              31,310
3 Month Eurodollar .........       5        Short   September 2004          3,290
3 Month Eurodollar .........       1        Long    December 2004             833
3 Month Eurodollar .........       1        Long    March 2005                908
3 Month Eurodollar .........       8        Short   June 2005               9,814
3 Month Eurodollar .........       3        Short   September 2005            986
3 Month Eurodollar .........      11        Short   December 2005          17,463
3 Month Eurodollar .........      13        Short   March 2006             21,992
3 Month Eurodollar .........       2        Long    June 2006               2,191
3 Month Eurodollar .........       5        Long    September 2006          3,278
3 Month Eurodollar .........       3        Long    December 2006           3,512
                                                                       ----------
                                                    Total              $ (303,924)
                                                                       ==========

The Intermediate Duration Fund had the following open futures contracts as of March 31, 2000:



                            NUMBER OF               EXPIRATION     UNREALIZED
TYPE                        CONTRACTS   POSITION       MONTH       GAIN/(LOSS)
-------------------------- ----------- ---------- -------------- --------------
5 Year Treasury ..........     57         Short   June 2000        $ (101,054)
10 Year Treasury .........     19         Short   June 2000           (36,687)
30 Year Treasury .........     43         Short   June 2000          (147,957)
                                                                   ----------
                                                  Total            $ (285,698)
                                                                   ==========

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
The U.S. Equity Market Plus(R) Fund had the following open interest-rate futures contracts as of March 31, 2000:



                              NUMBER OF                EXPIRATION       UNREALIZED
TYPE                          CONTRACTS   POSITION        MONTH         GAIN/(LOSS)
----                         ----------- ---------- ---------------- ----------------
5 Year Treasury ............    1,316       Short   June 2000          $ (1,637,482)
10 Year Treasury ...........      605       Short   June 2000            (1,103,731)
30 Year Treasury ...........       48       Short   June 2000              (165,560)
3 Month Eurodollar .........      149       Short   June 2000                24,380
3 Month Eurodollar .........       96       Short   September 2000           19,918
3 Month Eurodollar .........      157       Long    December 2000            29,756
3 Month Eurodollar .........      142       Long    March 2001              (25,477)
3 Month Eurodollar .........       19       Long    June 2001                 5,065
3 Month Eurodollar .........       86       Short   September 2001          203,200
3 Month Eurodollar .........       19       Long    December 2001             9,302
3 Month Eurodollar .........       11       Short   March 2002                4,063
3 Month Eurodollar .........       19       Long    June 2002                11,440
3 Month Eurodollar .........       80       Short   September 2002          139,565
3 Month Eurodollar .........       19       Long    December 2002            13,077
3 Month Eurodollar .........       83       Short   March 2003               (6,999)
3 Month Eurodollar .........       19       Long    June 2003                14,052
3 Month Eurodollar .........       65       Short   September 2003           52,570
3 Month Eurodollar .........       20       Long    December 2003            15,348
3 Month Eurodollar .........       29       Short   March 2004               (2,430)
3 Month Eurodollar .........       29       Long    June 2004                22,169
3 Month Eurodollar .........       54       Long    September 2004           22,044
3 Month Eurodollar .........       26       Long    December 2004            18,408
3 Month Eurodollar .........      122       Short   March 2005              279,663
3 Month Eurodollar .........        3       Short   June 2005                  (401)
3 Month Eurodollar .........        9       Long    December 2005              (828)
3 Month Eurodollar .........       65       Short   March 2006              122,608
3 Month Eurodollar .........        8       Long    June 2006                  (236)
3 Month Eurodollar .........       21       Long    September 2006              (95)
3 Month Eurodollar .........       16       Long    December 2006               928
3 Month Eurodollar .........       24       Short   March 2007               58,392
                                                                       ------------
                                                    Total              $ (1,877,291)
                                                                       ============

Futures transactions involve costs and may result in losses. The effective use of futures depends on the Funds' ability to close futures positions at times when the Funds' Advisor deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Funds, of the futures contract themselves, and of the securities that are the subject of a hedge. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
B. DERIVATIVE FINANCIAL INSTRUMENTS HELD OR ISSUED FOR TRADING PURPOSES: The U.S. Equity Market Plus(R) Fund invests in futures contracts on the S&P 500 Index whose returns are expected to track movements in the S&P 500 Index.

The U.S. Equity Market Plus(R) Fund had the following open futures contracts on the S&P 500 Index as of March 31, 2000:



                        NUMBER OF                EXPIRATION      UNREALIZED
TYPE                    CONTRACTS   POSITION        MONTH        GAIN/(LOSS)
----                   ----------- ---------- ---------------- --------------
  S&P 500 ............     372        Long    June 2000         $12,279,315
  S&P 500 ............      58        Long    September 2000        673,960
  S&P 500 ............      73        Long    December 2000         816,323
                                                                -----------
                                              Total             $13,769,598
                                                                ===========

C. ASSETS PLEDGED TO COVER MARGIN REQUIREMENTS FOR OPEN FUTURES POSITIONS: The aggregate market value of assets pledged to cover margin requirements for the open futures positions at March 31, 2000 was:

FUND                                     ASSETS PLEDGED
----                                    ---------------
  Short Duration Fund .................   $   343,131
  Intermediate Duration Fund ..........       285,736
  U.S. Equity Market Plus(R) Fund .....    15,149,551

D. INTEREST RATE SWAP CONTRACTS AND OPTIONS: The Funds may enter into over-the-counter transactions swapping interest rates, or purchase options to enter into such contracts in order to manage interest rate risk. Interest rate swaps represent an agreement between two parties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Interest rate swaps do not involve the exchange of principal between the parties. Purchased options on interest rate swap contracts ("swaptions") give the right, but not the obligation, to enter into a swap contract with the counterparty which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement. The Funds will not enter into interest rate swap agreements or swaptions unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the counterparty is rated either AA or A or better by Standard & Poor's Corporation, or Aa or P-1 or better by Moody's Investors Service, Inc. (or is otherwise acceptable to either agency) at the time of entering into such a transaction. If the counterparty to the swap transaction defaults, the Funds will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that counterparties to interest rate swap agreements or swaptions will be able to meet their obligations under the contracts or that, in the event of default, the Funds will succeed in pursuing contractual remedies. The Funds may thus assume the risk that payments owed to the Funds under an interest rate swap agreement or swaption will be delayed, or not received at all. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the interest rate swaps or swaptions, and may realize a loss. During the term of the interest rate swap agreement or swaptions, unrealized gains or losses are recorded as a result of "marking-to-market". When the interest rate swap agreement or swaption is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds' basis in the contract, if any.

As of March 31, 2000, the Short Duration Fund had one open interest rate swap contract. In the contract, the Short Fund has agreed to pay a fixed rate and receive a floating rate. The Short Duration Fund's interest rate swap contract has been entered into on a net basis, i.e., the two payment streams are netted out, with the Short Duration Fund receiving or paying only the net amount of the two payments. The floating rate on the contract resets quarterly and is the three month London Inter-Bank Offered Rate ("LIBOR"). The Short Duration Fund's net interest receivable on the interest rate swap agreement as of March 31, 2000 was $13,959. No collateral is required under these contracts.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED

As of March 31, 2000, the U.S. Equity Market Plus(R) Fund had two open swaptions. In each of the contracts, the Fund has paid a sum of money, called a premium, to the counterparty, in return for the swaptions. These swaptions may be exercised by entering into a swap contract with the counterparty only on the date specified in each contract.


3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Advisor"), a registered Investment Advisor, provides the Funds with investment management services. As compensation for these services, the Funds pay the Advisor a fee of 0.70% per annum, based on the Funds' average net assets, computed daily rate and payable monthly.

The Advisor voluntarily agreed to reimburse normal business expenses of the Funds during the year ended March 31, 2000 so that total direct and indirect operating expenses do not exceed the percentages listed below of each Funds' average net assets. The table below lists the fees received by the Advisor and the expenses reimbursed by the Advisor to each Fund during the year ending March 31, 2000.

                                         NET EXPENSE  FEES RECEIVED  EXPENSES REIMBURSED
FUND                                        RATIO      BY ADVISOR        BY ADVISOR
----                                    ------------ -------------- --------------------
      Short Duration Fund .............      0.78%     $  374,112         $155,667
      Intermediate Duration Fund ......      0.88%        340,173           88,225
      U.S. Equity Market Plus(R) Fund .      0.88%      1,465,858          269,913

The Funds have adopted a Distribution and Services Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The purpose of the Plan is to permit the Advisor to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Funds, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Advisor, which may come out of the advisory fee, to dealers and other persons at the annual rate of up to 0.25% of each Fund's average net assets, subject to the authority of the Trustees of the Fund, to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Advisor shall determine the amount of such payments and the purposes for which they are made.

Certain officers and trustees of the Fund are also officers and directors of the Advisor.


4. INVESTMENT TRANSACTIONS

During the year ended March 31, 2000 purchases and proceeds from sales of securities, other than short-term investments, aggregated:

                                          PURCHASES OF       PROCEEDS FROM
FUND                                       SECURITIES     SALES OF SECURITIES
----                                    ---------------- --------------------
  Short Duration Fund .................  $  174,957,932      $196,534,894
  Intermediate Duration Fund ..........     292,984,465       294,024,494
  U.S. Equity Market Plus(R) Fund .....   1,052,303,795       974,674,170

The cost of securities held for Federal tax purposes, and the net unrealized appreciation (depreciation) of investments, forward sales and futures contracts is as follows:



                                     COST OF SECURITIES                                      NET UNREALIZED
                                      FOR FEDERAL TAX    GROSS UNREALIZED  GROSS UNREALIZED  APPRECIATION
FUND                                      PURPOSES         APPRECIATION      DEPRECIATION    (DEPRECIATION)
----                                -------------------   ---------------  ----------------  --------------
Short Duration Fund ...............   $  48,460,616(1)     $   557,956        $2,911,836     $ (2,353,880)
Intermediate Duration Fund ........      46,622,457             44,528         1,832,903       (1,788,375)
U.S. Equity Market Plus(R) Fund ...     255,121,426         16,037,007         9,429,745        6,607,262

---------
(1) Includes securities cost basis of $58,118,428 and forward sales proceeds of $9,657,812.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)



5. DERIVATIVE FINANCIAL INSTRUMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," which established accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that entities recognize all derivatives as either assets or liabilities in the statement of financial condition and measure those instruments at fair value. Subsequently, SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133," was issued which deferred the effective date of SFAS No. 133 to all fiscal quarters of all fiscal years beginning after June 15, 2000. The Funds have elected to adopt the provisions of SFAS No. 133 for the fiscal year ended March 31, 2000. SFAS No. 133 supersedes SFAS No. 119 and No. 105, which required the disclosure of average aggregate fair values and contract/notional values, respectively, of derivative financial instruments for an entity that carries its assets at fair value. The application of SFAS No. 133 does not have a material effect on the Funds' financial statements.


6. SUBSEQUENT EVENTS

Smith Breeden Associates, Inc. (the "Advisor") has entered into an agreement with the Managers Funds LLC ("Managers") whereby the Advisor would sell certain of its assets related to its management of the Funds to Managers and Managers would assume certain of the Advisor's contractual liabilities (the "Transaction"). The Transaction shall only be consummated if certain approvals are received from the Funds' shareholders at a special meeting to be held on July 21, 2000. Such approvals include (1) the appointment of Managers as investment advisor to each Fund; (2) the appointment of the Advisor as sub-advisor to each Fund; and (3) the election of new Trustees to replace the current Trustees of the Trusts.

In addition, upon completion of the Transaction, the Funds would be renamed as follows: the Short Duration Fund would become the Managers Short Duration Government Fund, the Intermediate Duration Fund would become the Managers Intermediate Government Fund, and the U.S. Equity Market Plus(R) Fund would become the Managers Equity 500 Plus Fund.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
                            IMPORTANT TAX INFORMATION


Dear Shareholder:

None of the ordinary income distributions paid by the Fund to shareholders during the fiscal year ended March 31, 2000 qualify for the dividends received deduction for corporations. Additionally, the Fund paid a long-term capital gain distribution of $20,532 to shareholders during the fiscal year ended March 31, 2000.

BOARD OF TRUSTEES                                 INVESTMENT ADVISOR
Douglas T. Breeden                                Smith Breeden Associates, Inc.
Michael J. Giarla                                 100 Europa Drive, Suite 200
Stephen M. Schaefer                               Chapel Hill, NC 27514
Myron S. Scholes
William F. Sharpe
                                                  TRANSFER AND DIVIDEND PAYING AGENT
                                                  PFPC, Inc.
OFFICERS                                          211 South Gulph Road
                                                  PO Box 61767
                                                  King of Prussia, PA 19406
CHAIRMAN
Douglas T. Breeden
                                                  DISTRIBUTOR
                                                  Provident Distributors, Inc
PRESIDENT                                         3200 Horizon Drive
Michael J. Giarla                                 King of Prussia, PA 19406


VICE PRESIDENTS                                   CUSTODIAN
Daniel C. Dektar (Smith Breeden Series Fund)      Bank of New York
Timothy D. Rowe (Smith Breeden Series Fund)       48 Wall Street
John B. Sprow (Smith Breeden Trust)               New York, NY 10286


TREASURER AND SECRETARY                           INDEPENDENT AUDITORS
Marianthe S. Mewkill                              Deloitte & Touche LLP
                                                  Two World Financial Center
                                                  New York, NY 10281




                       For information about:
                           o Establishing an account
                           o Account procedures and status
                           o Exchanges
                           o Prices
                       CALL 1-800-221-3137 (TRANSFER AGENT)


                       For all other information about the Funds:
                       CALL 1-800-221-3138 (INVESTMENT ADVISOR)



This report must be preceded or accompanied by a prospectus. Unlike U.S. Treasury securities they may hold, no mutual fund is itself directly insured by the U.S. Government and no fixed rate of return is guaranteed. Futures and options contracts may involve special risks that may not be suitable for all investors. DFU: 5/99